Exhibit 99.1

AUDIT COMMITTEE CHARTER

OF

RICHTECH ROBOTICS INC.

The responsibilities and powers of this Audit Committee (the “Committee”) as delegated by the Board of Directors (the “Board”) of Richtech Robotics Inc. (the “Company”) are set forth in this charter. Whenever the Committee takes an action, it shall exercise its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

I. PURPOSE

The Audit Committee is appointed by the Board of the Company to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the Audit Committee report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

II. MEMBERSHIP

The Audit Committee shall consist of at least three members of the Board, absent a temporary vacancy, as determined from time to time by the Board. The Audit Committee shall meet the independent directors and audit committee requirements of the Nasdaq Capital Market and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission.

The members of the Committee shall be appointed by the Board, at the first Board meeting practicable following the annual meeting of stockholders with changes allowed from time to time pursuant to the provisions below. Unless a chairman (the “Chairman”) is elected by the Board, the members of the Audit Committee shall designate a Chairman by majority vote of the full Audit Committee. The Chairman of the Audit Committee shall be a member of the Audit Committee and, if present, shall preside at each meeting of the Audit Committee. He or she shall advise and counsel with the executives of the Company and shall perform such other duties as may from time to time be assigned to him by the Audit Committee or the Board.

A Committee member may resign by delivering his or her written resignation to the Chairman of the Board, or may be removed by majority vote of the Board by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the Commission.

III. MEETINGS AND COMMITTEE ACTION

The Committee shall meet at such times as it deems necessary to fulfill its responsibilities, but not less frequently than quarterly. Meetings of the Committee shall be called by the Chairman of the Committee or a majority of its members upon such notice as is provided for in the bylaws of the Company with respect to meetings of the Board. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the Committee. The Committee shall report its minutes from each meeting to the Board.

Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairman, and designation of a Secretary. At each meeting, the Chairman shall appoint as Secretary a person who may, but need not, be a member of the Committee. A certificate of the Secretary of the Committee or minutes of a meeting of the Committee executed by the Secretary setting forth the names of the members of the Committee present at the meeting or actions taken by the Committee at the meeting shall be sufficient evidence at all times as to the members of the Committee who were present, or such actions taken. The Committee minutes shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Chairman of the Committee may establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. She or he shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request.

If at any time during the exercise of his or her duties on behalf of the Committee, a Committee member has a direct conflict of interest with respect to an issue subject to determination or recommendation by the Committee, such Committee member shall abstain from participation, discussion and resolution of the instant issue, and the remaining members of the Committee shall advise the Board of their recommendation on such issue. The Committee shall be able to make determinations and recommendations even if only one Committee member is free from conflicts of interest on a particular issue.

IV. COMMITTEE AUTHORITY AND RESPONSIBILITIES

In addition to such other duties as the Board may from time to time assign, the Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as reasonably determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall discuss with the independent auditor its responsibilities under generally accepted auditing standards, review and approve the planned scope and timing of the independent auditor’s annual audit plan(s) and discuss significant findings from the audit, including any problems or difficulties encountered.

The Audit Committee shall make regular reports to the Board. These reports shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the independence and performance of the Company’s independent auditor, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested by the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2.	Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Reports on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

3.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

4.	Discuss with management and the independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

a.	any significant changes in the Company’s selection or application of accounting principles;

b.	the Company’s critical accounting policies and practices;

c.	all alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that have been discussed with management and the ramifications of the use of such alternative accounting principles;

d.	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

e.	any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or amended) relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management as well as the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.

9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer (or individuals performing similar functions) during their certification process for the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

Oversight of the Company’s Relationship with the Independent Auditor

1.	At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard No. 1 of the Public Company Accounting Oversight Board, regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

2.	Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

3.	Oversee the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

4.	Be available to the independent auditor during the year for consultation purposes.

Compliance Oversight Responsibilities

1.	Obtain assurance from the independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

2.	Review and approve all related-party transactions.

3.	Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

4.	Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

7.	Review and approve all payments made to the Company’s officers and directors or its or their affiliates. Any payments made to members of the Audit Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

V. REPORTING

The Committee shall report to the Board periodically. The Committee shall prepare a statement each year concerning its compliance with this charter for inclusion in the Company’s proxy statement. The Committee shall periodically review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval.

VI. LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

VII. CLAWBACK REQUIREMENTS

To the extent that the Company continues to be listed on an exchange and subject to Rule 10D-1 of the Exchange Act, the Audit Committee shall assist and advise the Board and any proper Committee in determining if the clawback provisions of the rule are triggered based upon a financial statement restatement and the amount of any clawback and which officer would be subject to the clawback.

5